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                                                                    Exhibit 21.1
21.1 SUBSIDIARIES OF THE REGISTRANT:

     Amcast Industrial Corporation has eighteen significant wholly-owned subsidiaries, with the exception of Lee Brass Company which is 96% owned by an Amcast wholly owned subsidiary, which are included in the consolidated financial statements of the Company. Information regarding these subsidiaries is set forth below:

     Amcast Industrial Limited
     Jurisdiction of Incorporation:               Ontario, Canada
     Name Under Which Business Is Done:           Amcast Industrial Limited

     Elkhart Products Corporation
     Jurisdiction of Incorporation:               Indiana
     Name Under Which Business Is Done:           Elkhart Products Corporation

     WheelTek, Inc.
     Jurisdiction of Incorporation:               Indiana
     Name Under Which Business Is Done:           Amcast Automotive Wheel
                                                    Division

     Amcast Investment Services Corporation
     Jurisdiction of Incorporation:               Delaware
     Name Under Which Business Is Done:           Amcast  Investment Services
                                                    Corporation

     Amcast Industrial Financial Services, Inc.
     Jurisdiction of Incorporation:               Ohio
     Name Under Which Business Is Done:           Amcast Industrial
                                                    Financial Services, Inc.

     Amcast Industrial Sales Corporation
     Jurisdiction of Incorporation:               U.S. Virgin Islands
     Name Under Which Business Is Done:           Amcast Industrial Sales
                                                    Corporation

     Amcast Automotive, Inc.
     Jurisdiction of Incorporation:               Michigan
     Name Under Which Business Is Done:           Amcast Automotive, Inc.

     Amcast Casting Technologies, Inc.
     Jurisdiction of Incorporation:               Indiana
     Name Under Which Business Is Done:           Amcast Casting Technologies,
                                                    Inc.

     Lee Brass Company
     Jurisdiction of Incorporation:               Delaware
     Name Under Which Business is Done:           Lee Brass Company

     Speedline S.r.l.
     Jurisdiction of Incorporation:               Italy
     Name Under Which Business Is Done:           Speedline S.r.l.




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     Subsidiaries of the Registrant (continued)

     Speedline Engineering S.p.A.
     Jurisdiction of Incorporation:               Italy
     Name Under Which Business Is Done:           Speedline Engineering S.p.A.

     Speedline Competition S.r.l.
     Jurisdiction of Incorporation:               Italy
     Name Under Which Business Is Done:           Speedline Competition S.r.l.

     Alustampi S.r.l.
     Jurisdiction of Incorporation:               Italy
     Name Under Which Business Is Done:           Alustampi S.r.l.

     Speedline UK Limited
     Jurisdiction of Incorporation:               England
     Name Under Which Business Is Done:           Speedline UK Limited

     Speedline France S.a.r.l.
     Jurisdiction of Incorporation:               France
     Name Under Which Business Is Done:           Speedline France S.a.r.l.

     Fusione e Lavorazioni Technologiche S.r.l.
     Jurisdiction of Incorporation:               Italy
     Name Under Which Business Is Done:           Fusione e Lavorazioni
                                                     Technologiche S.r.l.

     LA. MEC. S.r.l.
     Jurisdiction of Incorporation:               Italy
     Name Under Which Business Is Done:           LA. MEC. S.r.l.

     SL Wheels, Inc.
     Jurisdiction of Incorporation:               Michigan
     Name Under Which Business is Done:           SL Wheels, Inc.

     Izumi, Inc.
     Jurisdiction of Incorporation:               Delaware
     Name Under Which Business is Done:           Casting Technology Company

     Casting Technology Company
     Jurisdiction of Incorporation:               Indiana
     Name Under Which Business is Done:           Casting Technology Company